Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
June 2010
Table of Contents

Consolidated Balance Sheets	1

Loans and Leases Composition	2

Deposits Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Selected Quarterly Income Statement Data	6

Quarterly Mortgage Banking Income	7

Quarterly Credit Reserves Analysis	8

Quarterly Net Charge-Off Analysis	9

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	10

Quarterly Accruing Past Due Loans and Leases and Accruing Restructured Loans	11

Quarterly Common Stock Summary, Capital, and Other Data	12

Consolidated Year to Date Average Balance Sheets	13

Consolidated Year to Date Net Interest Margin Analysis	14

Selected Year to Date Income Statement Data	15

Year to Date Mortgage Banking Income	16

Year to Date Credit Reserves Analysis	17

Year to Date Net Charge-Off Analysis	18

Year to Date Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	19

Year to Date Accruing Past Due Loans and Leases and Accruing Restructured Loans	20
Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Percent changes of 100% or more are typically shown as “N.M.” or “Not Meaningful”. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is to discern underlying performance trends, such large percent changes are typically “not meaningful” for such trend analysis purposes.

Contents

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2010	2009		June ’10 vs ’09
(in thousands, except number of shares)	June 30,	December 31,	June 30,	Amount	Percent
	(Unaudited)		(Unaudited)

Assets
Cash and due from banks	$1,125,776	$1,521,344	$2,092,604	$(966,828)	(46)%
Interest bearing deposits in banks	289,468	319,375	383,082	(93,614)	(24)
Trading account securities	106,858	83,657	95,920	10,938	11
Loans held for sale	777,843	461,647	559,017	218,826	39
Investment securities	8,803,718	8,587,914	5,934,704	2,869,014	48
Loans and leases (1)	36,969,695	36,790,663	38,494,889	(1,525,194)	(4)
Allowance for loan and lease losses	(1,402,160)	(1,482,479)	(917,680)	(484,480)	53

Net loans and leases	35,567,535	35,308,184	37,577,209	(2,009,674)	(5)

Bank owned life insurance	1,436,433	1,412,333	1,391,045	45,388	3
Premises and equipment	492,859	496,021	503,877	(11,018)	(2)
Goodwill	444,268	444,268	447,879	(3,611)	(1)
Other intangible assets	258,811	289,098	322,467	(63,656)	(20)
Accrued income and other assets	2,467,269	2,630,824	2,089,448	377,821	18

Total Assets	$51,770,838	$51,554,665	$51,397,252	$373,586	1%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$39,848,507	$40,493,927	$39,165,132	$683,375	2%
Short-term borrowings	1,093,218	876,241	862,056	231,162	27
Federal Home Loan Bank advances	599,798	168,977	926,937	(327,139)	(35)
Other long-term debt	2,569,934	2,369,491	2,508,144	61,790	2
Subordinated notes	1,195,210	1,264,202	1,672,887	(477,677)	(29)
Accrued expenses and other liabilities	1,025,735	1,045,825	1,041,574	(15,839)	(2)

Total Liabilities	46,332,402	46,218,663	46,176,730	155,672	—

Equity
Huntington Bancshares Incorporated shareholders’ equity

Preferred stock — authorized 6,617,808 shares —

5.00% Series B Non-voting, Cumulative Preferred Stock, par value of $0.01 and liquidation value per share of $1,000	1,333,433	1,325,008	1,316,854	16,579	1

8.50% Series A Non-cumulative Perpetual Convertible Preferred Stock, par value and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Common stock —

Par value of $0.01	7,175	7,167	5,696	1,479	26
Capital surplus	6,739,069	6,731,796	6,134,590	604,479	10
Less treasury shares at cost	(9,235)	(11,465)	(12,223)	2,988	(24)
Accumulated other comprehensive income (loss):
Unrealized losses on investment securities	(33,901)	(103,382)	(127,124)	93,223	(73)
Unrealized gains on cash flow hedging derivatives	59,639	58,865	14,220	45,419	N.M.
Pension and other postretirement benefit adjustments	(110,136)	(112,468)	(160,621)	50,485	(31)
Retained (deficit) earnings	(2,910,115)	(2,922,026)	(2,313,377)	(596,738)	26

Total Shareholders’ Equity	5,438,436	5,336,002	5,220,522	217,914	4

Total Liabilities and Shareholders’ Equity	$51,770,838	$51,554,665	$51,397,252	$373,586	1%

Common shares authorized (Par value of $0.01)	1,500,000,000	1,000,000,000	1,000,000,000
Common shares issued	717,487,003	716,741,249	569,646,682
Common shares outstanding	716,622,592	715,761,672	568,741,245
Treasury shares outstanding	864,411	979,577	905,437
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	1,760,578	1,760,578	1,760,578

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition

	2010				2009
(in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	(Unaudited)		(Unaudited)				(Unaudited)		(Unaudited)
Ending Balances by Type
Commercial: (1)
Commercial and industrial (2)	$12,392	34%	$12,245	33%	$12,888	35%	$12,547	34%	$13,320	35%
Commercial real estate:
Construction	1,106	3	1,443	4	1,469	4	1,815	5	1,857	5
Commercial (2)	6,078	16	6,013	16	6,220	17	6,900	18	7,089	18

Commercial real estate (2)	7,184	19	7,456	20	7,689	21	8,715	23	8,946	23

Total commercial	19,576	53	19,701	53	20,577	56	21,262	57	22,266	58

Consumer:
Automobile loans (3)	4,712	13	4,212	11	3,144	9	2,939	8	2,855	7
Automobile leases	135	—	191	1	246	1	309	1	383	1
Home equity	7,510	20	7,514	20	7,563	21	7,576	20	7,631	20
Residential mortgage	4,354	12	4,614	12	4,510	12	4,468	12	4,646	12

Other loans	683	2	700	3	751	1	750	2	714	2

Total consumer	17,394	47	17,231	47	16,214	44	16,042	43	16,229	42

Total loans and leases	$36,970	100%	$36,932	100%	$36,791	100%	$37,304	100%	$38,495	100%

Ending Balances by Business Segment
Retail and Business Banking	$14,521	39%	$14,347	39%	$14,394	39%	$14,435	39%	$14,871	39%
Commercial Banking	7,411	20	7,310	20	7,439	20	7,677	21	7,830	20
Commercial Real Estate	6,861	19	7,152	19	7,525	20	7,947	21	8,232	21
Auto Finance and Dealer Services	6,070	16	5,582	15	4,609	13	4,330	12	4,559	12
Private Financial Group	2,107	6	2,047	6	2,380	7	2,450	6	2,531	7
Treasury / Other (4)	—	—	494	1	444	1	465	1	472	1

Total loans and leases	$36,970	100%	$36,932	100%	$36,791	100%	$37,304	100%	$38,495	100%

	2010				2009
	Second		First		Fourth		Third		Second
Average Balances by Business Segment
Retail and Business Banking	$14,393	39%	$14,294	39%	$14,319	39%	$14,553	38%	$14,847	38%
Commercial Banking	7,342	20	7,382	20	7,539	20	7,805	21	8,011	21
Commercial Real Estate	7,040	19	7,358	20	7,857	21	8,151	22	8,426	22
Auto Finance and Dealer Services	5,848	16	5,456	15	4,494	12	4,381	12	4,725	12
Private Financial Group	2,062	5	2,059	5	2,425	7	2,494	6	2,509	6
Treasury / Other (4)	404	1	431	1	455	1	471	1	489	1

Total loans and leases	$37,089	100%	$36,980	100%	$37,089	100%	$37,855	100%	$39,007	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

(2)	The 2009 fourth quarter reflected net reclassifications from commercial real estate loans to commercial and industrial loans of $589.0 million.

(3)
The 2010 first quarter included an increase of $730.5 million resulting from the adoption of a new accounting standard to consolidate a previously off-balance automobile loan securitization transaction.

(4)	Comprised primarily of Franklin loans.

Huntington Bancshares Incorporated
Deposits Composition

	2010				2009
(in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	(Unaudited)		(Unaudited)				(Unaudited)		(Unaudited)

Ending Balances by Type
Demand deposits — non-interest bearing	$6,463	16%	$6,938	17%	$6,907	17%	$6,306	16%	$6,169	16%
Demand deposits — interest bearing	5,850	15	5,948	15	5,890	15	5,401	14	4,842	12
Money market deposits	11,437	29	10,644	26	9,485	23	8,548	21	6,622	17
Savings and other domestic deposits	4,652	12	4,666	12	4,652	11	4,631	12	4,859	12
Core certificates of deposit	8,974	23	9,441	23	10,453	26	11,205	28	12,197	31

Total core deposits	37,376	95	37,637	93	37,387	92	36,091	91	34,689	88
Other domestic deposits of $250,000 or more	678	2	684	2	652	2	689	2	846	2
Brokered deposits and negotiable CDs	1,373	3	1,605	4	2,098	5	2,630	7	3,229	8
Deposits in foreign offices	422	—	377	1	357	1	419	—	401	2

Total deposits	$39,849	100%	$40,303	100%	$40,494	100%	$39,829	100%	$39,165	100%

Total core deposits:
Commercial	$11,515	31%	$11,844	31%	$11,368	30%	$10,884	30%	$9,738	28%
Personal	25,861	69	25,793	69	26,019	70	25,207	70	24,951	72

Total core deposits	$37,376	100%	$37,637	100%	$37,387	100%	$36,091	100%	$34,689	100%

Ending Balances by Business Segment
Retail and Business Banking	$28,861	72%	$28,658	71%	$28,877	71%	$28,136	71%	$27,897	71%
Commercial Banking	6,230	16	6,465	16	6,031	15	6,363	16	5,712	15
Commercial Real Estate	626	2	566	1	535	1	532	1	484	1
Auto Finance and Dealer Services	99	—	87	—	83	—	98	—	86	—
Private Financial Group	3,046	8	3,349	8	3,409	8	2,843	7	2,618	7
Treasury / Other (1)	987	2	1,178	4	1,559	5	1,857	5	2,368	6

Total deposits	$39,849	100%	$40,303	100%	$40,494	100%	$39,829	100%	$39,165	100%

	2010				2009
	Second		First		Fourth		Third		Second
Average Balances by Business Segment
Retail and Business Banking	$28,892	72%	$28,645	71%	$28,709	71%	$27,892	70%	$27,832	70%
Commercial Banking	6,411	16	6,435	16	6,133	15	6,084	15	6,085	15
Commercial Real Estate	580	1	553	1	525	1	504	1	473	1
Auto Finance and Dealer Services	93	—	83	—	85	—	95	—	74	—
Private Financial Group	3,294	8	3,181	9	3,032	9	2,778	8	2,402	7
Treasury / Other (1)	1,097	3	1,326	3	1,730	4	2,240	6	2,668	7

Total deposits	$40,367	100%	$40,223	100%	$40,214	100%	$39,593	100%	$39,534	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

						Change
Fully-taxable equivalent basis	2010		2009			2Q10 vs 2Q09
(in millions)	Second	First	Fourth	Third	Second	Amount	Percent
Assets
Interest bearing deposits in banks	$309	$348	$329	$393	$369	$(60)	(16)%
Trading account securities	127	96	110	107	88	39	44
Federal funds sold and securities purchased under resale agreements	—	—	15	7	—	—	—
Loans held for sale	323	346	470	524	709	(386)	(54)
Investment securities:
Taxable	8,367	8,025	8,695	6,510	5,181	3,186	61
Tax-exempt	391	445	139	129	126	265	N.M.

Total investment securities	8,758	8,470	8,834	6,639	5,307	3,451	65
Loans and leases: (1)
Commercial:
Commercial and industrial	12,244	12,314	12,570	12,922	13,523	(1,279)	(9)
Commercial real estate:
Construction	1,279	1,409	1,651	1,808	1,946	(667)	(34)
Commercial	6,085	6,268	6,807	7,071	7,253	(1,168)	(16)

Commercial real estate	7,364	7,677	8,458	8,879	9,199	(1,835)	(20)

Total commercial	19,608	19,991	21,028	21,801	22,722	(3,114)	(14)

Consumer:
Automobile loans	4,472	4,031	3,050	2,886	2,867	1,605	56
Automobile leases	162	219	276	344	423	(261)	(62)

Automobile loans and leases	4,634	4,250	3,326	3,230	3,290	1,344	41
Home equity	7,544	7,539	7,561	7,581	7,640	(96)	(1)
Residential mortgage	4,608	4,477	4,417	4,487	4,657	(49)	(1)
Other loans	695	723	757	756	698	(3)	—

Total consumer	17,481	16,989	16,061	16,054	16,285	1,196	7

Total loans and leases	37,089	36,980	37,089	37,855	39,007	(1,918)	(5)
Allowance for loan and lease losses	(1,506)	(1,510)	(1,029)	(950)	(930)	(576)	62

Net loans and leases	35,583	35,470	36,060	36,905	38,077	(2,494)	(7)

Total earning assets	46,606	46,240	46,847	45,525	45,480	1,126	2

Cash and due from banks	1,509	1,761	1,947	2,553	2,466	(957)	(39)
Intangible assets	710	725	737	755	780	(70)	(9)
All other assets	4,384	4,486	3,956	3,797	3,701	683	18

Total Assets	$51,703	$51,702	$52,458	$51,680	$51,497	$206	—%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	$6,849	$6,627	$6,466	$6,186	$6,021	$828	14%
Demand deposits — interest-bearing	5,971	5,716	5,482	5,140	4,547	1,424	31
Money market deposits	11,103	10,340	9,271	7,601	6,355	4,748	75
Savings and other domestic deposits	4,677	4,613	4,686	4,771	5,031	(354)	(7)
Core certificates of deposit	9,199	9,976	10,867	11,646	12,501	(3,302)	(26)

Total core deposits	37,799	37,272	36,772	35,344	34,455	3,344	10
Other domestic deposits of $250,000 or more	661	698	667	747	886	(225)	(25)
Brokered deposits and negotiable CDs	1,505	1,843	2,353	3,058	3,740	(2,235)	(60)
Deposits in foreign offices	402	410	422	444	453	(51)	(11)

Total deposits	40,367	40,223	40,214	39,593	39,534	833	2
Short-term borrowings	966	927	879	879	879	87	10
Federal Home Loan Bank advances	212	179	681	924	947	(735)	(78)
Subordinated notes and other long-term debt	3,836	4,062	3,908	4,136	4,640	(804)	(17)

Total interest bearing liabilities	38,532	38,764	39,216	39,346	39,979	(1,447)	(4)

All other liabilities	924	947	1,042	863	569	355	62
Shareholders’ equity	5,398	5,364	5,734	5,285	4,928	470	10

Total Liabilities and Shareholders’ Equity	$51,703	$51,702	$52,458	$51,680	$51,497	$206	—%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	2010		2009
Fully-taxable equivalent basis (1)	Second	First	Fourth	Third	Second
Assets
Interest bearing deposits in banks	0.20%	0.18%	0.16%	0.28%	0.37%
Trading account securities	1.74	2.15	1.89	1.96	2.22
Federal funds sold and securities purchased under resale agreements	—	—	0.03	0.14	0.82
Loans held for sale	5.02	4.98	5.13	5.20	5.19
Investment securities:
Taxable	2.85	2.94	3.20	3.99	4.63
Tax-exempt	4.60	4.35	6.31	6.77	6.83

Total investment securities	2.93	3.01	3.25	4.04	4.69
Loans and leases: (3)
Commercial:
Commercial and industrial	5.31	5.60	5.20	5.19	5.00
Commercial real estate:
Construction	2.61	2.66	2.63	2.61	2.78
Commercial	3.69	3.60	3.40	3.43	3.56

Commercial real estate	3.49	3.43	3.25	3.26	3.39

Total commercial	4.63	4.76	4.41	4.40	4.35

Consumer:
Automobile loans	6.46	6.64	7.15	7.34	7.28
Automobile leases	6.58	6.41	6.40	6.25	6.12

Automobile loans and leases	6.46	6.63	7.09	7.22	7.13
Home equity	5.26	5.59	5.82	5.75	5.75
Residential mortgage	4.70	4.89	5.04	5.03	5.12
Other loans	6.84	7.00	6.90	7.21	8.22

Total consumer	5.49	5.73	5.92	5.91	5.95

Total loans and leases	5.04	5.21	5.07	5.04	5.02

Total earning assets	4.63%	4.82%	4.70%	4.86%	4.99%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits — interest-bearing	0.22	0.22	0.22	0.22	0.18
Money market deposits	0.93	1.00	1.21	1.20	1.14
Savings and other domestic deposits	1.07	1.19	1.27	1.33	1.37
Core certificates of deposit	2.68	2.93	3.07	3.27	3.50

Total core deposits	1.33	1.51	1.71	1.88	2.06
Other domestic deposits of $250,000 or more	1.37	1.44	1.88	2.24	2.61
Brokered deposits and negotiable CDs	2.56	2.49	2.52	2.49	2.54
Deposits in foreign offices	0.19	0.19	0.18	0.20	0.20

Total deposits	1.37	1.55	1.75	1.92	2.11
Short-term borrowings	0.21	0.21	0.24	0.25	0.26
Federal Home Loan Bank advances	1.93	2.71	1.01	0.92	1.13
Subordinated notes and other long-term debt	2.05	2.25	2.67	2.58	2.91

Total interest bearing liabilities	1.41%	1.60%	1.80%	1.93%	2.14%

Net interest rate spread	3.22%	3.22%	2.90%	2.93%	2.85%
Impact of noninterest bearing funds on margin	0.24	0.25	0.29	0.27	0.25

Net interest margin	3.46%	3.47%	3.19%	3.20%	3.10%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 6 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data (1)
(Unaudited)

	2010		2009			2Q10 vs 2Q09
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second	Amount	Percent
Interest income	$535,653	$546,779	$551,335	$553,846	$563,004	$(27,351)	(5)%
Interest expense	135,997	152,886	177,271	191,027	213,105	(77,108)	(36)

Net interest income	399,656	393,893	374,064	362,819	349,899	49,757	14
Provision for credit losses	193,406	235,008	893,991	475,136	413,707	(220,301)	(53)

Net interest income (loss) after provision for credit losses	206,250	158,885	(519,927)	(112,317)	(63,808)	270,058	N.M.

Service charges on deposit accounts	75,934	69,339	76,757	80,811	75,353	581	1
Brokerage and insurance income	36,498	35,762	32,173	33,996	32,052	4,446	14
Mortgage banking income	45,530	25,038	24,618	21,435	30,827	14,703	48
Trust services	28,399	27,765	27,275	25,832	25,722	2,677	10
Electronic banking	28,107	25,137	25,173	28,017	24,479	3,628	15
Bank owned life insurance income	14,392	16,470	14,055	13,639	14,266	126	1
Automobile operating lease income	11,842	12,303	12,671	12,795	13,116	(1,274)	(10)
Securities gains (losses)	156	(31)	(2,602)	(2,374)	(7,340)	7,496	N.M.
Other income	28,785	29,069	34,426	41,901	57,470	(28,685)	(50)

Total noninterest income	269,643	240,852	244,546	256,052	265,945	3,698	1

Personnel costs	194,875	183,642	180,663	172,152	171,735	23,140	13
Outside data processing and other services	40,670	39,082	36,812	38,285	40,006	664	2
Deposit and other insurance expense	26,067	24,755	24,420	23,851	48,138	(22,071)	(46)
Net occupancy	25,388	29,086	26,273	25,382	24,430	958	4
OREO and foreclosure expense	4,970	11,530	18,520	38,968	26,524	(21,554)	(81)
Equipment	21,585	20,624	20,454	20,967	21,286	299	1
Professional services	24,388	22,697	25,146	18,108	16,658	7,730	46
Amortization of intangibles	15,141	15,146	17,060	16,995	17,117	(1,976)	(12)
Automobile operating lease expense	9,667	10,066	10,440	10,589	11,400	(1,733)	(15)
Marketing	17,682	11,153	9,074	8,259	7,491	10,191	N.M.
Telecommunications	6,205	6,171	6,099	5,902	6,088	117	2
Printing and supplies	3,893	3,673	3,807	3,950	4,151	(258)	(6)
Goodwill impairment	—	—	—	—	4,231	(4,231)	N.M.
Gain on early extinguishment of debt (2)	—	—	(73,615)	(60)	(73,038)	73,038	N.M.
Other expense	23,279	20,468	17,443	17,749	13,765	9,514	69

Total noninterest expense	413,810	398,093	322,596	401,097	339,982	73,828	22

Income (Loss) before income taxes	62,083	1,644	(597,977)	(257,362)	(137,845)	199,928	N.M.
Provision (Benefit) for income taxes	13,319	(38,093)	(228,290)	(91,172)	(12,750)	26,069	N.M.

Net income (loss)	$48,764	$39,737	$(369,687)	$(166,190)	$(125,095)	$173,859	N.M. %

Dividends on preferred shares	29,426	29,357	29,289	29,223	57,451	(28,025)	(49)

Net income (loss) applicable to common shares	$19,338	$10,380	$(398,976)	$(195,413)	$(182,546)	$201,884	N.M. %

Average common shares — basic	716,580	716,320	715,336	589,708	459,246	257,334	56%
Average common shares — diluted (3)	719,387	718,593	715,336	589,708	459,246	260,141	57

Per common share
Net income (loss) — basic	$0.03	$0.01	$(0.56)	$(0.33)	$(0.40)	$0.43	N.M. %
Net income (loss) — diluted	0.03	0.01	(0.56)	(0.33)	(0.40)	0.43	N.M.
Cash dividends declared	0.01	0.01	0.01	0.01	0.01	—	—

Return on average total assets	0.38%	0.31%	(2.80)%	(1.28)%	(0.97)%	1.35%	N.M.
Return on average total shareholders’ equity	3.6	3.0	(25.6)	(12.5)	(10.2)	13.8	N.M.
Return on average tangible shareholders’ equity (4)	4.9	4.2	(27.9)	(13.3)	(10.3)	15.2	N.M.
Net interest margin (5)	3.46	3.47	3.19	3.20	3.10	0.36	12
Efficiency ratio (6)	59.4	60.1	49.0	61.4	51.0	8.4	16
Effective tax rate (benefit)	21.5	N.M.	(38.2)	(35.4)	(9.2)	30.7	N.M.

Revenue — fully-taxable equivalent (FTE)
Net interest income	$399,656	$393,893	$374,064	$362,819	$349,899	$49,757	14
FTE adjustment	2,490	2,248	2,497	4,177	1,216	1,274	N.M.

Net interest income (5)	402,146	396,141	376,561	366,996	351,115	51,031	15
Noninterest income	269,643	240,852	244,546	256,052	265,945	3,698	1

Total revenue (5)	$671,789	$636,993	$621,107	$623,048	$617,060	$54,729	9%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)
The 2009 fourth quarter gain related to the purchase of certain subordinated bank notes. The 2009 second quarter gain included $67.4 million related to the purchase of certain trust preferred securities.

(3)
For all the quarterly periods presented above, the impact of the convertible preferred stock issued in 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(4)
Net income (loss) excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average stockerholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income
(Unaudited)

	2010		2009			2Q10 vs 2Q09
(in thousands, except as noted)	Second	First	Fourth	Third	Second	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$19,778	$13,586	$16,473	$16,491	$31,782	$(12,004)	(38)%
Servicing fees	12,178	12,418	12,289	12,320	12,045	133	1
Amortization of capitalized servicing (1)	(10,137)	(10,065)	(10,791)	(10,050)	(14,445)	4,308	(30)
Other mortgage banking income	3,664	3,210	4,466	4,109	5,381	(1,717)	(32)
Sub-total	25,483	19,149	22,437	22,870	34,763	(9,280)	(27)

MSR valuation adjustment (1)	(26,221)	(5,772)	15,491	(17,348)	46,551	(72,772)	N.M.
Net trading gains (losses) related to MSR hedging	46,268	11,661	(13,310)	15,913	(50,487)	96,755	N.M.

Total mortgage banking income	$45,530	$25,038	$24,618	$21,435	$30,827	$14,703	48%

Mortgage originations (in millions)	$1,161	$869	$1,131	$998	$1,587	$(426)	(27)%
Average trading account securities used to hedge MSRs (in millions)	28	18	19	19	20	8	40
Capitalized mortgage servicing rights (2)	179,138	207,552	214,592	200,969	219,282	(40,144)	(18)
Total mortgages serviced for others (in millions) (2)	15,954	15,968	16,010	16,145	16,246	(292)	(2)
MSR % of investor servicing portfolio	1.12%	1.30%	1.34%	1.24%	1.35%	(0.23)%	(17)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(26,221)	$(5,772)	$15,491	$(17,348)	$46,551	$(72,772)	N.M. %
Net trading gains (losses) related to MSR hedging	46,268	11,661	(13,310)	15,913	(50,487)	96,755	N.M.
Net interest income related to MSR hedging	58	169	168	191	199	(141)	(71)

Net impact of MSR hedging	$20,105	$6,058	$2,349	$(1,244)	$(3,737)	$23,842	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2010		2009
(in thousands)	Second	First	Fourth	Third	Second

Allowance for loan and lease losses, beginning of period	$1,477,969	$1,482,479	$1,031,971	$917,680	$838,549

Loan and lease losses	(312,954)	(264,222)	(471,486)	(377,443)	(359,444)
Recoveries of loans previously charged off	33,726	25,741	26,739	21,501	25,037

Net loan and lease losses	(279,228)	(238,481)	(444,747)	(355,942)	(334,407)

Provision for loan and lease losses	203,633	233,971	895,255	472,137	413,538
Allowance of assets sold	(214)	—	—	—	—
Allowance for loans transferred to held-for-sale	—	—	—	(1,904)	—

Allowance for loan and lease losses, end of period	$1,402,160	$1,477,969	$1,482,479	$1,031,971	$917,680

Allowance for unfunded loan commitments and letters of credit, beginning of period	$49,916	$48,879	$50,143	$47,144	$46,975

(Reduction in) Provision for unfunded loan commitments and letters of credit losses	(10,227)	1,037	(1,264)	2,999	169

Allowance for unfunded loan commitments and letters of credit, end of period	$39,689	$49,916	$48,879	$50,143	$47,144

Total allowances for credit losses	$1,441,849	$1,527,885	$1,531,358	$1,082,114	$964,824

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	3.79%	4.00%	4.03%	2.77%	2.38%
Nonaccrual loans and leases (NALs)	117	84	77	47	50
Nonperforming assets (NPAs)	89	77	72	44	46

Total allowances for credit losses (ACL) as % of:
Total loans and leases	3.90%	4.14%	4.16%	2.90%	2.51%
Nonaccrual loans and leases	120	87	80	50	53
Nonperforming assets	91	80	74	46	48

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2010			2009
(in thousands)	Second		First	Fourth	Third		Second

Net charge-offs by loan and lease type:
Commercial and industrial	$58,128		$75,439	$109,816	$68,842	(1)	$98,300 (2)
Commercial real estate:
Construction	45,562		34,426	85,345	50,359		31,360
Commercial	36,169		50,873	172,759	118,866		141,261

Commercial real estate	81,731		85,299	258,104	169,225		172,621

Total commercial	139,859		160,738	367,920	238,067		270,921

Consumer:
Automobile loans	5,219		7,666	11,374	8,988		12,379
Automobile leases	217		865	1,554	1,753		2,227

Automobile loans and leases	5,436		8,531	12,928	10,741		14,606
Home equity	44,470	(3)	37,901	35,764	28,045		24,687
Residential mortgage	82,848	(4)	24,311	17,789	68,955	(5)	17,160
Other loans	6,615		7,000	10,346	10,134		7,033

Total consumer	139,369		77,743	76,827	117,875		63,486

Total net charge-offs	$279,228		$238,481	$444,747	$355,942		$334,407

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1), (2)	1.90%		2.45%	3.49%	2.13%		2.91%
Commercial real estate:
Construction	14.25		9.77	20.68	11.14		6.45
Commercial	2.38		3.25	10.15	6.72		7.79

Commercial real estate	4.44		4.44	12.21	7.62		7.51

Total commercial	2.85		3.22	7.00	4.37		4.77

Consumer:
Automobile loans	0.47		0.76	1.49	1.25		1.73
Automobile leases	0.54		1.58	2.25	2.04		2.11

Automobile loans and leases	0.47		0.80	1.55	1.33		1.78
Home equity (3)	2.36		2.01	1.89	1.48		1.29
Residential mortgage (4), (5)	7.19		2.17	1.61	6.15		1.47
Other loans	3.81		3.87	5.47	5.36		4.03

Total consumer	3.19		1.83	1.91	2.94		1.56

Net charge-offs as a % of average loans	3.01%		2.58%	4.80%	3.76%		3.43%

(1)	The 2009 third quarter included net recoveries totaling $4,080 thousand associated with the Franklin restructuring.

(2)	The 2009 second quarter included net recoveries totaling $9,884 thousand associated with the Franklin restructuring.

(3)	The 2010 second quarter included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $1,262 thousand of other Franklin-related net charge-offs.

(4)	The 2010 second quarter included net charge-offs of $60,822 thousand associated with the transfer of Franklin-related loans to loans held for sale and $3,403 thousand of other Franklin-related net charge-offs.

(5)	Effective with the 2009 third quarter, a change to accelerate the timing for when a partial charge-off is recognized was made. This change resulted in $31,952 thousand of charge-offs in the 2009 third quarter.

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	2010		2009
(in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,

Nonaccrual loans and leases (NALs):
Commercial and industrial	$429,561	$511,588	$578,414	$612,701	$456,734
Commercial real estate	663,103	826,781	935,812	1,133,661	850,846

Alt-A mortgages	15,119	13,368	11,362	9,810	25,861
Interest-only mortgages	13,811	8,193	7,445	8,336	17,428
Franklin residential mortgages	—	297,967	299,670	322,796	342,207
Other residential mortgages	57,556	53,422	44,153	49,579	89,992

Total residential mortgages	86,486	372,950	362,630	390,521	475,488
Home equity	22,199	54,789	40,122	44,182	35,299

Total nonaccrual loans and leases	1,201,349	1,766,108	1,916,978	2,181,065	1,818,367
Other real estate, net:
Residential	71,937	68,289	71,427	81,807	107,954
Commercial	67,189	83,971	68,717	60,784	64,976

Total other real estate, net	139,126	152,260	140,144	142,591	172,930
Impaired loans held for sale (1)	242,227	—	969	20,386	11,287

Total nonperforming assets	$1,582,702	$1,918,368	$2,058,091	$2,344,042	$2,002,584

Nonperforming Franklin assets
Residential mortgage	$—	$297,967	$299,670	$322,796	$342,207
OREO	24,515	24,423	23,826	30,996	43,623
Home Equity	—	31,067	15,004	15,704	2,437

Total nonperforming Franklin assets	$24,515	$353,457	$338,500	$369,496	$388,267

NAL ratio (2)	3.25%	4.78%	5.21%	5.85%	4.72%

NPA ratio (3)	4.24	5.17	5.57	6.26	5.18

	2010		2009
(in thousands)	Second	First	Fourth	Third	Second

Nonperforming assets, beginning of period	$1,918,368	$2,058,091	$2,344,042	$2,002,584	$1,775,743
New nonperforming assets	171,595	237,914	494,607	899,855	750,318
Franklin impact, net	(86,715)	14,957	(30,996)	(18,771)	(57,436)
Returns to accruing status	(78,739)	(80,840)	(85,867)	(52,498)	(40,915)
Loan and lease losses	(173,159)	(185,387)	(391,635)	(305,405)	(282,713)
OREO gains (losses)	2,483	(4,160)	(7,394)	(30,623)	(20,614)
Payments	(140,881)	(107,640)	(222,790)	(117,710)	(95,124)
Sales	(30,250)	(14,567)	(41,876)	(33,390)	(26,675)

Nonperforming assets, end of period	$1,582,702	$1,918,368	$2,058,091	$2,344,042	$2,002,584

(1)	The June 30, 2010, figure represents NALs associated with the transfer of Franklin residential mortgage and home equity loans to loans held for sale. The September 30, 2009, figure primarily represents impaired residential mortgage loans held for sale. All other presented figures represent impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(2)	Nonaccrual loans and leases divided by total loans and leases.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, and net other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases and Accruing Restructured Loans
(Unaudited)

	2010		2009
(in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,

Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$475	$—	$—	$—
Commercial real estate	—	—	—	2,546	—
Residential mortgage (excluding loans guaranteed by the U.S. government)	47,036	72,702	78,915	65,716	97,937
Home equity	26,797	29,438	53,343	45,334	35,328
Other loans and leases	9,533	10,598	13,400	14,175	13,474

Total, excl. loans guaranteed by the U.S. government	$83,366	$113,213	$145,658	$127,771	$146,739
Add: loans guaranteed by U.S. government	95,421	96,814	101,616	102,895	99,379

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$178,787	$210,027	$247,274	$230,666	$246,118

Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.23%	0.31%	0.40%	0.34%	0.38%
Guaranteed by U.S. government, as a percent of total loans and leases	0.26%	0.26%	0.28%	0.28%	0.26%
Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.49%	0.57%	0.68%	0.62%	0.64%

Accruing restructured loans:
Commercial	$141,353	$117,667	$157,049	$153,010	$267,975

Alt-A mortgages	57,993	57,897	57,278	58,367	46,657
Interest-only mortgages	7,794	8,413	7,890	10,072	12,147
Other residential mortgages	203,783	176,560	154,471	136,024	99,764

Total residential mortgages	269,570	242,870	219,639	204,463	158,568
Other	65,061	62,148	52,871	42,406	35,720

Total accruing restructured loans	$475,984	$422,685	$429,559	$399,879	$462,263

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2010		2009
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second

Common stock price, per share
High (1)	$7.400	$5.810	$4.770	$4.970	$6.180
Low (1)	5.260	3.650	3.500	3.260	1.550
Close	5.540	5.390	3.650	4.710	4.180
Average closing price	6.130	4.840	3.970	4.209	3.727

Dividends, per share
Cash dividends declared per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Common shares outstanding
Average — basic	716,580	716,320	715,336	589,708	459,246
Average — diluted (2)	719,387	718,593	715,336	589,708	459,246
Ending	716,623	716,557	715,762	714,469	568,741

Book value per common share	$5.22	$5.13	$5.10	$5.59	$6.23
Tangible book value per common share (3)	4.37	4.26	4.21	4.69	5.07
Capital data

	2010		2009
(in millions)	June 30,	March 31,	December 31,	September 30,	June 30,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,438	$5,370	$5,336	$5,675	$5,221
Less: goodwill	(444)	(444)	(444)	(444)	(448)
Less: other intangible assets	(259)	(274)	(289)	(303)	(322)
Add: related deferred tax liability (3)	91	95	101	106	112

Total tangible equity	4,826	4,747	4,704	5,034	4,563
Less: Preferred equity	(1,696)	(1,692)	(1,688)	(1,683)	(1,679)

Total tangible common equity	$3,130	$3,055	$3,016	$3,351	$2,884

Total assets	$51,771	$51,867	$51,555	$52,513	$51,397
Less: goodwill	(444)	(444)	(444)	(444)	(448)
Less: other intangible assets	(259)	(274)	(289)	(303)	(322)
Add: related deferred tax liability (3)	91	95	101	106	112

Total tangible assets	$51,159	$51,244	$50,923	$51,872	$50,739

Tangible equity / tangible asset ratio	9.43%	9.26%	9.24%	9.71%	8.99%
Tangible common equity / tangible asset ratio	6.12	5.96	5.92	6.46	5.68

Other capital data:
Total risk-weighted assets	$42,591	$42,522	$43,248	$44,142	$45,463

Tier 1 leverage ratio (4)	10.44%	10.05%	10.09%	11.30%	10.62%
Tier 1 common risk-based capital ratio (4)	7.04	6.53	6.69	7.82	6.80
Tier 1 risk-based capital ratio (4)	12.47	11.97	12.03	13.04	11.85
Total risk-based capital ratio (4)	14.73	14.28	14.41	16.23	14.94

Tangible equity / risk-weighted assets ratio	11.33	11.16	10.88	11.41	10.04

Other data:
Number of employees (full-time equivalent)	11,117	10,678	10,272	10,194	10,338
Number of domestic full-service branches (5)	617	617	611	610	610

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	For all of the quarterly periods presented above, the impact of the convertible preferred stock issued in 2008 was excluded from the diluted share calculation because the result would have been higher than basic earnings per common share (anti-dilutive) for the periods.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	June 30, 2010, figures are estimated. Based on an interim decision by the banking agencies on December 14, 2006, Huntington has excluded the impact of adopting ASC Topic 715, “Compensation — Retirement Benefits”, from the regulatory capital calculations.

(5)	Includes 9 Private Financial Group branches.

Huntington Bancshares Incorporated
Consolidated Year to Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully-taxable equivalent basis	Six Months Ended June 30,		Change
(in millions)	2010	2009	Amount	Percent
Assets
Interest bearing deposits in banks	$328	$362	$(34)	(9)%
Trading account securities	112	182	(70)	(38)
Federal funds sold and securities purchased under resale agreements	—	9	(9)	N.M.
Loans held for sale	334	668	(334)	(50)
Investment securities:
Taxable	8,197	4,575	3,622	79
Tax-exempt	418	295	123	42

Total investment securities	8,615	4,870	3,745	77
Loans and leases: (1)
Commercial:
Commercial and industrial	12,279	13,532	(1,253)	(9)
Commercial real estate:
Construction	1,344	1,989	(645)	(32)
Commercial	6,176	7,664	(1,488)	(19)

Commercial real estate	7,520	9,653	(2,133)	(22)

Total commercial	19,799	23,185	(3,386)	(15)

Consumer:
Automobile loans	4,253	3,350	903	27
Automobile leases	190	470	(280)	(60)

Automobile loans and leases	4,443	3,820	623	16
Home equity	7,541	7,609	(68)	(1)
Residential mortgage	4,543	4,634	(91)	(2)
Other loans	709	683	26	4

Total consumer	17,236	16,746	490	3

Total loans and leases	37,035	39,931	(2,896)	(7)
Allowance for loan and lease losses	(1,508)	(922)	(586)	64

Net loans and leases	35,527	39,009	(3,482)	(9)

Total earning assets	46,424	46,022	402	1

Cash and due from banks	1,634	2,012	(378)	(19)
Intangible assets	717	2,069	(1,352)	(65)
All other assets	4,436	3,637	799	22

Total Assets	$51,703	$52,818	$(1,115)	(2)%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	$6,739	$5,784	$955	17%
Demand deposits — interest-bearing	5,844	4,312	1,532	36
Money market deposits	10,723	5,975	4,748	79
Savings and other domestic deposits	4,645	5,036	(391)	(8)
Core certificates of deposit	9,586	12,643	(3,057)	(24)

Total core deposits	37,537	33,750	3,787	11
Other domestic deposits of $250,000 or more	680	977	(297)	(30)
Brokered deposits and negotiable CDs	1,673	3,596	(1,923)	(53)
Deposits in foreign offices	406	542	(136)	(25)

Total deposits	40,296	38,865	1,431	4
Short-term borrowings	947	988	(41)	(4)
Federal Home Loan Bank advances	196	1,677	(1,481)	(88)
Subordinated notes and other long-term debt	3,948	4,627	(679)	(15)

Total interest bearing liabilities	38,648	40,373	(1,725)	(4)

All other liabilities	935	591	344	58
Shareholders’ equity	5,381	6,070	(689)	(11)

Total Liabilities and Shareholders’ Equity	$51,703	$52,818	$(1,115)	(2)%

N.M., not a meaningful value.

(1)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year to Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully-taxable equivalent basis (1)	2010	2009
Assets
Interest bearing deposits in banks	0.19%	0.41%
Trading account securities	1.92	3.61
Federal funds sold and securities purchased under resale agreements	—	0.21
Loans held for sale	5.00	5.12
Investment securities:
Taxable	2.89	5.05
Tax-exempt	4.47	6.68

Total investment securities	2.97	5.15
Loans and leases (3):
Commercial:
Commercial and industrial	5.45	4.80
Commercial real estate:
Construction	2.64	2.77
Commercial	3.64	3.66

Commercial real estate	3.46	3.48

Total commercial	4.70	4.25

Consumer:
Automobile loans	6.55	7.23
Automobile leases	6.49	6.07

Automobile loans and leases	6.54	7.09
Home equity	5.42	5.44
Residential mortgage	4.79	5.41
Other loans	6.92	8.58

Total consumer	5.61	5.94

Total loans and leases	5.12	4.96

Total earning assets	4.72%	5.00%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — noninterest-bearing	—%	—%
Demand deposits — interest-bearing	0.22	0.16
Money market deposits	0.96	1.09
Savings and other domestic deposits	1.13	1.43
Core certificates of deposit	2.81	3.66

Total core deposits	1.42	2.17
Other domestic deposits of $250,000 or more	1.41	2.78
Brokered deposits and negotiable CDs	2.52	2.74
Deposits in foreign offices	0.19	0.18

Total deposits	1.46	2.22
Short-term borrowings	0.21	0.26
Federal Home Loan Bank advances	2.28	1.06
Subordinated notes and other long-term debt	2.15	3.10

Total interest bearing liabilities	1.51	2.22

Net interest rate spread	3.21	2.78
Impact of noninterest bearing funds on margin	0.26	0.25

Net interest margin	3.47%	3.03%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, nonaccrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year to Date Income Statement Data (1)
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands, except per share amounts)	2010	2009	Amount	Percent
Interest income	$1,082,432	$1,132,961	$(50,529)	(4)%
Interest expense	288,883	445,557	(156,674)	(35)

Net interest income	793,549	687,404	106,145	15
Provision for credit losses	428,414	705,544	(277,130)	(39)

Net interest income (loss) after provision for credit losses	365,135	(18,140)	383,275	N.M.

Service charges on deposit accounts	145,273	145,231	42	—
Brokerage and insurance income	72,260	72,000	260	—
Mortgage banking income	70,568	66,245	4,323	7
Trust services	56,164	50,532	5,632	11
Electronic banking	53,244	46,961	6,283	13
Bank owned life insurance income	30,862	27,178	3,684	14
Automobile operating lease income	24,145	26,344	(2,199)	(8)
Securities gains (losses)	125	(5,273)	5,398	N.M.
Other income	57,854	75,829	(17,975)	(24)

Total noninterest income	510,495	505,047	5,448	1

Personnel costs	378,517	347,667	30,850	9
Outside data processing and other services	79,752	72,998	6,754	9
Deposit and other insurance expense	50,822	65,559	(14,737)	(22)
Net occupancy	54,474	53,618	856	2
OREO and foreclosure expense	16,500	36,411	(19,911)	(55)
Equipment	42,209	41,696	513	1
Professional services	47,085	33,112	13,973	42
Amortization of intangibles	30,287	34,252	(3,965)	(12)
Automobile operating lease expense	19,733	22,331	(2,598)	(12)
Marketing	28,835	15,716	13,119	83
Telecommunications	12,376	11,978	398	3
Printing and supplies	7,566	7,723	(157)	(2)
Goodwill impairment	—	2,606,944	(2,606,944)	N.M.
Gain on early extinguishment of debt (2)	—	(73,767)	73,767	N.M.
Other expense	43,747	33,513	10,234	31

Total noninterest expense	811,903	3,309,751	(2,497,848)	(75)

Income (Loss) before income taxes	63,727	(2,822,844)	2,886,571	N.M.
Benefit for income taxes	(24,774)	(264,542)	239,768	(91)

Net income (loss)	$88,501	$(2,558,302)	$2,646,803	N.M. %

Dividends declared on preferred shares	58,783	116,244	(57,461)	(49)

Net income (loss) applicable to common shares	$29,718	$(2,674,546)	$2,704,264	N.M. %

Average common shares — basic	716,450	413,083	303,367	73%
Average common shares — diluted (3)	718,990	413,083	305,907	74

Per common share
Net income (loss) per common share — basic	$0.04	$(6.47)	$6.51	N.M. %
Net income (loss) per common share — diluted	0.04	(6.47)	6.51	N.M.
Cash dividends declared	0.02	0.02	—	—

Return on average total assets	0.35%	(9.77)%	10.12%	N.M. %
Return on average total shareholders’ equity	3.3	(85.0)	88.3	N.M.
Return on average tangible shareholders’ equity (4)	4.6	3.5	1.1	31
Net interest margin (5)	3.47	3.03	0.44	15
Efficiency ratio (6)	59.7	55.6	4.1	7
Effective tax rate (benefit)	(38.9)	(9.4)	(29.5)	N.M.

Revenue — fully taxable equivalent (FTE)
Net interest income	$793,549	$687,404	$106,145	15%
FTE adjustment (5)	4,738	4,798	(60)	(1)

Net interest income	798,287	692,202	106,085	15
Noninterest income	510,495	505,047	5,448	1

Total revenue	$1,308,782	$1,197,249	$111,533	9%

N.M., not a meaningful value.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to the “Significant Items” discussion.

(2)	The 2009 gain included $73.6 million related to the purchase of certain subordinated bank notes and $67.4 million related to the purchase of certain trust preferred securities.

(3)	For the periods presented above, the impact of the convertible preferred stock issued in 2008 was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the period.

(4)	Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(5)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(6)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Year to Date Mortgage Banking Income
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands, except as noted)	2010	2009	Amount	Percent
Mortgage Banking Income
Origination and secondary marketing	$33,364	$61,747	$(28,383)	(46)%
Servicing fees	24,596	23,885	711	3
Amortization of capitalized servicing (1)	(20,202)	(26,730)	6,528	(24)
Other mortgage banking income	6,874	14,785	(7,911)	(54)

Sub-total	44,632	73,687	(29,055)	(39)
MSR valuation adjustment (1)	(31,993)	36,162	(68,155)	N.M.
Net trading gains (losses) related to MSR hedging	57,929	(43,604)	101,533	N.M.

Total mortgage banking income	$70,568	$66,245	$4,323	7%

Mortgage originations (in millions)	$2,030	$3,133	(1,103)	(35)%
Average trading account securities used to hedge MSRs (in millions)	23	121	(98)	(81)
Capitalized mortgage servicing rights (2)	179,138	219,282	(40,144)	(18)
Total mortgages serviced for others (in millions) (2)	15,954	16,246	(292)	(2)
MSR % of investor servicing portfolio	1.12%	1.35%	(0.23)%	(17)

Net Impact of MSR Hedging
MSR valuation adjustment (1)	$(31,993)	$36,162	$(68,155)	N.M. %
Net trading gains (losses) related to MSR hedging	57,929	(43,604)	101,533	N.M.
Net interest income related to MSR hedging	227	2,640	(2,413)	(91)

Net impact of MSR hedging	$26,163	$(4,802)	$30,965	N.M. %

N.M., not a meaningful value.

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated
Year to Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2010	2009

Allowance for loan and lease losses, beginning of period	$1,482,479	$900,227

Loan and lease losses	(577,176)	(712,449)
Recoveries of loans previously charged off	59,467	36,551

Net loan and lease losses	(517,709)	(675,898)

Provision for loan and lease losses	437,604	702,539
Allowance of assets sold	(214)	(9,188)
Allowance for loans transferred to held-for-sale	—	—

Allowance for loan and lease losses, end of period	$1,402,160	$917,680

Allowance for unfunded loan commitments and letters of credit, beginning of period	$48,879	$44,139

(Reduction in) Provision for unfunded loan commitments and letters of credit losses	(9,190)	3,005

Allowance for unfunded loan commitments and letters of credit, end of period	$39,689	$47,144

Total allowances for credit losses	$1,441,849	$964,824

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	3.79%	2.38%
Nonaccrual loans and leases (NALs)	117	50
Nonperforming assets (NPAs)	89	46

Total allowances for credit losses (ACL) as % of:
Total loans and leases	3.90%	2.51%
Nonaccrual loans and leases (NALs)	120	53
Nonperforming assets (NPAs)	91	48

Huntington Bancshares Incorporated
Year to Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2010		2009

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$133,567		$308,948 (1)
Commercial real estate:
Construction	79,988		57,002
Commercial	87,042		198,400

Commercial real estate	167,030		255,402

Total commercial	300,597		564,350

Consumer:
Automobile loans	12,885		27,350
Automobile leases	1,082		5,313

Automobile loans and leases	13,967		32,663
Home equity	82,371	(2)	42,367
Residential mortgage	107,159	(3)	23,458
Other loans	13,615		13,060

Total consumer	217,112		111,548

Total net charge-offs	$517,709		$675,898

Net charge-offs — annualized percentages:
Commercial:
Commercial and industrial (1)	2.18%		4.57%
Commercial real estate:
Construction	11.90		5.73
Commercial	2.82		5.18

Commercial real estate	4.44		5.29

Total commercial	3.04		4.87

Consumer:
Automobile loans	0.61		1.63
Automobile leases	1.14		2.26

Automobile loans and leases	0.63		1.71
Home equity (2)	2.18		1.11
Residential mortgage (3)	4.72		1.01
Other loans	3.84		3.82

Total consumer	2.52		1.33

Net charge-offs as a % of average loans	2.80%		3.39%

(1)	The 2009 first six-month period included net charge-offs associated with the Franklin relationship totaling $118,454 thousand.

(2)	The 2010 first six-month period included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $4,991 thousand of other Franklin-related net charge-offs.

(3)	The 2010 first six-month period included net charge-offs of $60,822 thousand associated with the transfer of Franklin-related loans to loans held for sale and $11,525 thousand of other Franklin-related net charge-offs.

Huntington Bancshares Incorporated
Nonperforming Assets (NPAs)
(Unaudited)

	June 30,
(in thousands)	2010	2009

Nonaccrual loans and leases (NALs):
Commercial and industrial	$429,561	$456,734
Commercial real estate	663,103	850,846

Alt-A mortgages	15,119	25,861
Interest-only mortgages	13,811	17,428
Franklin residential mortgages	—	342,207
Other residential mortgages	57,556	89,992

Residential mortgage	86,486	475,488
Home equity	22,199	35,299

Total nonaccrual loans and leases	1,201,349	1,818,367
Other real estate, net:
Residential	71,937	107,954
Commercial	67,189	64,976

Total other real estate, net	139,126	172,930
Impaired loans held for sale (1)	242,227	11,287

Total nonperforming assets	$1,582,702	$2,002,584

Nonperforming Franklin assets
Residential mortgage	$—	$342,207
OREO	24,515	43,623
Home Equity	—	2,437

Total nonperforming Franklin assets	$24,515	$388,267

NAL ratio (2)	3.25%	4.72%

NPA ratio (3)	4.24	5.18

	Six Months Ended June 30,
(in thousands)	2010	2009

Nonperforming assets, beginning of period	$2,058,091	$1,636,646
New nonperforming assets	409,509	1,372,833
Franklin impact, net	(71,758)	(261,959)
Returns to accruing status	(159,579)	(76,971)
Loan and lease losses	(358,546)	(451,095)
OREO losses	(1,677)	(24,648)
Payments	(248,521)	(156,576)
Sales	(44,817)	(35,646)

Nonperforming assets, end of period	$1,582,702	$2,002,584

(1)	The June 30, 2010, figure represents NALs associated with the transfer of Franklin residential mortgage and home equity loans to loans held for sale. The June 30, 2009, figure represents impaired loans obtained from the Sky Financial acquisition. Held for sale loans are carried at the lower of cost or fair value less costs to sell.

(2)	Nonaccrual loans and leases divided by total loans and leases.

(3)	Nonperforming assets divided by the sum of loans and leases, impaired loans held for sale, net other real estate, and other NPAs.

Huntington Bancshares Incorporated
Year to Date Accruing Past Due Loans and Leases and Accruing Restructured Loans
(Unaudited)

	June 30,
(in thousands)	2010	2009

Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—
Commercial real estate	—	—
Residential mortgage (excluding loans guaranteed by the U.S. government)	47,036	97,937
Home equity	26,797	35,328
Other loans and leases	9,533	13,474

Total, excl. loans guaranteed by the U.S. government	$83,366	$146,739
Add: loans guaranteed by U.S. government	95,421	99,379

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. government	$178,787	$246,118

Excluding loans guaranteed by the U.S. government, as a percent of total loans and leases	0.23%	0.38%
Guaranteed by U.S. government, as a percent of total loans and leases	0.26%	0.26%
Including loans guaranteed by the U.S. government, as a percent of total loans and leases	0.49%	0.64%

Accruing restructured loans
Commercial	$141,353	$267,975

Alt-A mortgages	57,993	46,657
Interest-only mortgages	7,794	12,147
Other residential mortgages	203,783	99,764

Total residential mortgages	269,570	158,568
Other	65,061	35,720

Total accruing restructured loans	$475,984	$462,263